UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22943

Oppenheimer Emerging Markets Innovators Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 11/30/2018

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS November 30, 2018 Unaudited

	Shares	Value
Common Stocks—92.9%
Consumer Discretionary—23.5%
Auto Components—3.3%
Cub Elecparts, Inc.	765,390	$6,077,117
Hota Industrial Manufacturing Co. Ltd.	1,563,449	6,536,708
Minth Group Ltd.	1,694,000	5,714,802
		18,328,627
Automobiles—0.5%
Brilliance China Automotive Holdings Ltd.	3,144,000	2,802,387
Diversified Consumer Services—4.1%
Bright Scholar Education Holdings Ltd., ADR[1]	268,660	2,984,813
China Maple Leaf Educational Systems Ltd.	10,548,000	4,574,378
Four Seasons Education Cayman, Inc., ADR	380,520	1,525,885
Fu Shou Yuan International Group Ltd.	9,718,000	7,387,860
New Oriental Education & Technology Group, Inc., Sponsored ADR[1]	35,390	2,022,892
TAL Education Group, ADR[1]	147,900	4,151,553
		22,647,381
Hotels, Restaurants & Leisure—4.5%
Alsea SAB de CV	2,346,118	5,879,775
Huazhu Group Ltd., ADR	297,767	9,391,571
Jollibee Foods Corp.	732,773	3,894,710
Mandarin Oriental International Ltd.	1,884,700	3,835,338
Minor International PCL	1,385,700	1,533,611
		24,535,005
Household Durables—0.5%
Nien Made Enterprise Co. Ltd.	395,000	2,909,868

	Shares	Value
Internet & Catalog Retail—2.1%
Baozun, Inc., Sponsored ADR[1]	221,730	$7,820,417
Despegar.com Corp.[1]	237,230	3,544,216
		11,364,633
Specialty Retail—5.6%
Ace Hardware Indonesia Tbk PT	88,504,700	9,999,270
Beauty Community PCL	31,404,700	8,517,789
JUMBO SA	342,517	5,211,682
Zhongsheng Group Holdings Ltd.	3,539,500	7,233,693
		30,962,434
Textiles, Apparel & Luxury Goods—2.9%
Arvind Ltd.	737,749	3,085,513
Eclat Textile Co. Ltd.	187,427	2,352,454
Fila Korea Ltd.	225,573	10,247,067
HOSA International Ltd.	6,382,000	—
		15,685,034
Consumer Staples—7.6%
Food & Staples Retailing—4.0%
Clicks Group Ltd.	509,475	6,902,606
Philippine Seven Corp.	335,692	719,736
President Chain Store Corp.	373,000	3,864,560
Raia Drogasil SA	343,400	5,517,311
SPAR Group Ltd. (The)	335,769	4,744,750
		21,748,963
Food Products—0.7%
Kaveri Seed Co. Ltd.	369,180	2,778,364
Vietnam Dairy Products JSC	147,492	812,615
		3,590,979
Personal Products—2.9%
Cosmax, Inc.	81,049	9,885,607
Karex Bhd	4,497,400	571,225
TCI Co. Ltd.	355,401	5,762,097
		16,218,929
Financials—14.3%
Capital Markets—0.5%
Georgia Capital plc[1]	194,483	2,683,593

1 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Commercial Banks—5.9%
Banco Davivienda SA, Preference	347,324	$3,492,571
Bank of Georgia Group plc	181,046	3,160,273
Capitec Bank Holdings Ltd.	147,042	11,674,671
Commercial International Bank Egypt SAE	1,124,856	4,685,958
Credicorp Ltd.	6,390	1,401,263
Equity Group Holdings Ltd.	11,320,586	4,360,063
OTP Bank Nyrt	97,707	3,911,144
		32,685,943
Consumer Finance—3.3%
Cholamandalam Investment & Finance Co. Ltd.	269,742	5,089,446
Gentera SAB de CV	6,793,126	5,036,333
KRUK SA	87,263	3,986,658
Shriram Transport Finance Co. Ltd.	248,224	4,118,006
		18,230,443
Diversified Financial Services—2.2%
Chailease Holding Co. Ltd.	2,655,600	8,277,376
Moscow Exchange (The)	2,863,861	3,833,241
		12,110,617
Insurance—1.3%
Discovery Ltd.	618,993	6,906,876
Real Estate Management & Development—1.1%
Emaar Malls PJSC	1,572,345	771,163
Oberoi Realty Ltd.	827,398	5,302,339
		6,073,502
Health Care—15.2%
Biotechnology—10.1%
3SBio, Inc.[2]	3,748,000	5,516,944
Biocon Ltd.	1,529,673	13,741,270
Hugel, Inc.[1]	11,992	3,531,913
Innovent Biologics, Inc.[1,2]	73,500	199,626
Medy-Tox, Inc.	29,238	14,719,188
Seegene, Inc.[1]	290,642	4,699,102
TaiMed Biologics, Inc.[1]	706,000	3,696,556
Taiwan Liposome Co. Ltd.[1]	210,000	678,485

	Shares	Value
Biotechnology (Continued)
Wuxi Biologics Cayman, Inc.[1,2]	1,022,000	$8,617,502
		55,400,586
Health Care Providers & Services—3.6%
Bumrungrad Hospital PCL	501,500	2,898,843
Fleury SA	723,100	4,039,038
NMC Health plc	138,330	5,843,555
Odontoprev SA	1,978,300	7,111,034
		19,892,470
Life Sciences Tools & Services—1.0%
Syngene International Ltd.[2]	668,031	5,173,023
Pharmaceuticals—0.5%
Caregen Co. Ltd.	40,349	2,818,108
Industrials—8.9%
Air Freight & Couriers—1.2%
Kerry Logistics
Network Ltd.	3,981,500	6,408,405
Commercial Services & Supplies—0.8%
Sunny Friend
Environmental
Technology Co. Ltd.	582,000	4,107,162
Construction & Engineering—1.4%
Voltas Ltd.	983,280	7,818,646
Electrical Equipment—1.0%
Voltronic Power Technology Corp.	324,884	5,440,681
Machinery—2.1%
Airtac International Group	541,093	5,789,883
Estun Automation Co. Ltd., Cl. A	1,982,223	2,615,748
Grupo Rotoplas SAB de CV1	3,326,245	3,270,069
		11,675,700
Marine—0.4%
SITC International Holdings Co. Ltd.	2,820,000	2,387,754
Road & Rail—1.3%
Localiza Rent a Car SA	1,046,075	7,279,514

2 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

	Shares	Value
Transportation Infrastructure—0.7%
International Container Terminal Services, Inc.	2,087,000	$3,722,289
Information Technology—20.3%
Communications Equipment—0.9%
Kingdee International Software Group Co. Ltd.	5,212,300	5,234,276
Electronic Equipment, Instruments, & Components—3.1%
AAC Technologies
Holdings, Inc.	315,500	2,247,850
Huami Corp., ADR[1]	145,656	1,546,867
Largan Precision Co. Ltd.	31,000	3,420,490
Sunny Optical Technology Group Co. Ltd.	671,900	6,544,734
Taiwan Union
Technology Corp.	1,080,000	3,405,126
		17,165,067
Internet Software & Services—1.7%
Kakao Corp.	91,142	9,191,475
IT Services—3.6%
Mindtree Ltd.	404,536	5,091,169
My EG Services Bhd	37,136,250	9,864,185
Pagseguro Digital Ltd., Cl. A1	205,890	4,941,360
		19,896,714
Semiconductors & Semiconductor
Equipment—6.3%
ASMedia Technology, Inc.	832,000	13,437,657
eMemory Technology, Inc.	293,000	2,455,808

	Shares	Value
Semiconductors & Semiconductor Equipment (Continued)
Koh Young Technology, Inc.	99,433	$7,158,431
LandMark Optoelectronics Corp.	708,000	5,982,992
Silergy Corp.	338,000	5,394,241
		34,429,129
Software—4.7%
Globant SA1	185,420	10,874,883
Linx SA	919,700	6,659,322
NCSoft Corp.	18,325	8,374,672
		25,908,877
Materials—3.1%
Chemicals—1.0%
Coromandel International Ltd.	941,143	5,494,325
Construction Materials—2.1%
Dalmia Bharat Ltd.[1]	140,530	4,797,910
Lucky Cement Ltd.	951,749	3,437,918
Shree Cement Ltd.	13,528	3,201,289
		11,437,117
Total Common Stocks (Cost $501,283,247)		510,366,532
Investment Company—6.6%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.17%[3,4] (Cost $36,197,992)	36,197,992	36,197,992
Total Investments, at Value (Cost $537,481,239)	99.5%	546,564,524
Net Other Assets (Liabilities)	0.5	2,944,302

Net Assets	100.0%	$549,508,826

Footnotes to Statement of Investments

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $19,507,095 or 3.55% of the Fund’s net assets at period end.

3. Rate shown is the 7-day yield at period end.

3 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares August 31, 2018	Gross Additions	Gross Reductions	Shares November 30, 2018
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	34,995,262	123,011,381	121,808,651	36,197,992

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	$36,197,992	$228,276	$—	$—

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
China	$95,915,792	17.6%
Taiwan	84,195,020	15.4
South Korea	70,625,564	12.9
India	65,691,300	12.0
United States	52,014,235	9.5
Brazil	30,606,219	5.6
South Africa	30,228,903	5.5
Mexico	14,186,178	2.6
Thailand	12,950,242	2.4
Malaysia	10,435,410	1.9
Hong Kong	10,243,743	1.9
Indonesia	9,999,270	1.8
Philippines	8,336,734	1.5
United Arab Emirates	6,614,718	1.2
Georgia	5,843,865	1.1
Greece	5,211,682	1.0
Egypt	4,685,958	0.9
Kenya	4,360,063	0.8
Poland	3,986,658	0.7
Hungary	3,911,144	0.7
Russia	3,833,241	0.7
Argentina	3,544,216	0.6
Colombia	3,492,572	0.6
Pakistan	3,437,918	0.6
Peru	1,401,263	0.3
Vietnam	812,616	0.2

Total	$546,564,524	100.0%

4 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO STATEMENT OF INVESTMENTS November 30, 2018 Unaudited

1. Organization

Oppenheimer Emerging Markets Innovators Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales

5       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly

6       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

3. Securities Valuation (Continued)

offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$37,321,122	$91,914,247	$—	$129,235,369
Consumer Staples	5,517,311	36,041,560	—	41,558,871
Financials	9,930,167	68,760,807	—	78,690,974
Health Care	11,150,072	72,134,115	—	83,284,187
Industrials	14,271,872	34,568,279	—	48,840,151
Information Technology	24,022,432	87,803,106	—	111,825,538
Materials	—	16,931,442	—	16,931,442
Investment Company	36,197,992	—	—	36,197,992

Total Assets	$138,410,968	$408,153,556	$—	$546,564,524

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

	Transfers into Level 1*	Transfers out of Level 1**	Transfers into Level 2**	Transfers out of Level 2*

Assets Table
Investments, at
Value:
Common Stocks
Consumer
Discretionary	$—	$(4,948,452)	$4,948,452	$—
Consumer Staples	—	(9,598,196)	9,598,196	—
Health Care	—	(17,638,671)	17,638,671	—
Industrials	2,919,483	—	—	(2,919,483)
Information
Technology	—	(7,268,298)	7,268,298	—

Total Assets	$2,919,483	$(39,453,617)	$39,453,617	$(2,919,483)

* Transfers from Level 2 to Level 1 are a result of the availability of quoted prices from an active market which were not available and have become available.

** Transfers from Level 1 to Level 2 are a result of a change in pricing methodology to the use of a valuation determined based on observable market information other than quoted prices from an active market due to a lack of available unadjusted quoted prices.

7 OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

8       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

4. Investments and Risks (Continued)

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price

9       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

typically indicate lower volatility risk.

6. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

10       OPPENHEIMER EMERGING MARKETS INNOVATORS FUND

Item 2. Controls and Procedures.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 11/30/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Emerging Markets Innovators Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/18/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	1/18/2019

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	1/18/2019